SUPPLEMENT DATED NOVEMBER 19, 2014 TO
                     THE PROSPECTUS DATED NOVEMBER 17, 2014

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1241

       Zacks Income Advantage Strategy Portfolio, Series 27 (the "Trust")
                              File No. 333-198822

     Due to an inadvertent mistake, the hypothetical strategy total return figure for the current year through October 31, 2014 under the "Investment Summary - Hypothetical Performance Information - Hypothetical Comparison of Total Return" section on page 7 was incorrectly stated to be 15.77%. Notwithstanding anything to the contrary in the Prospectus, the hypothetical strategy total return figure for the current year through October 31, 2014 is 3.28%.

                       Please keep for future reference.